UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   October 4, 2021

Frontier Communications Parent, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 4, 2021, Frontier Communications Holdings, LLC (“FCH LLC” or the “Issuer”), a consolidated subsidiary of Frontier Communications Parent, Inc. (the “Company”), commenced an offering pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of $1.0 billion aggregate principal amount of second lien secured notes due 2030 (the “Offering”). On October 4, 2021, the Company issued a press release regarding commencement of the Offering.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein. The Company intends to use the net proceeds of the Offering to fund capital investments and operating costs arising from the Company’s fiber build and expansion of its fiber customer base, and for general corporate purposes.

In addition, FCH LLC has received requisite lender consents in connection with a proposed amendment to its senior secured first lien revolving credit facility (the “Exit Revolving Facility”), and expects to enter into such amendment substantially concurrently with the closing of the Offering.  Such amendment will, among other things, change the financial covenant level to a maximum first lien leverage ratio covenant (as more fully described in the Exit Revolving Facility) of 3.00:1.00. There can be no assurances, however, that such amendment to the Exit Revolving Facility will be executed and will become effective on the terms as described herein or at all.

In connection with the Offering, the Company is furnishing its unaudited pro forma condensed consolidated statements of operations (the “Pro Forma Financial Information”) and the explanatory notes thereto for the fiscal year ended December 31, 2020 and for the six month periods ended June 30, 2021 and June 30, 2020, a copy of which is attached as Exhibit 99.2 to this Current Report and is incorporated by reference herein. The Company became the successor reporting company to Frontier Communications Corporation (“Old Frontier”) upon Old Frontier’s emergence from bankruptcy on April 30, 2021 pursuant to Rule 15d-5 of the Securities Exchange Act of 1934.  The historical data provided for the year ended December 31, 2020 is derived from Old Frontier’s audited consolidated financial statements contained in the Form 10-K filed for the year ended December 31, 2020. The historical data provided for the period from January 1, 2021 through April 30, 2021 and for the period from May 1, 2021 through June 30, 2021 is derived from the Company’s unaudited interim financial statements, contained in the Form 10-Q filed for the quarterly period ended June 30, 2021.

The Pro Forma Financial Information (i) removes the results of the Northwest Operations through the date of sale on May 1, 2020 from the Company’s results of operations for the year ended December 31, 2020, (ii) reverses certain restructuring costs incurred during the six months ended June 30, 2021 and the year ended December 31, 2020 and (iii) reflects the adoption of fresh start accounting upon the Company’s emergence from Chapter 11 restructuring on April 30, 2021 as if such adoption had occurred on January 1, 2020. Each of these adjustments is described in further detail below and within the explanatory notes to the Pro Forma Financial Information.

The Pro Forma Financial Information and explanatory notes should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the consolidated financial statements and notes included in our Annual Report on Form 10-K for the year ended December 31, 2020 and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021.  The Pro Forma Financial Information is based upon available data and certain estimates and assumptions that the Company believes are reasonable. The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved had the transactions been completed at the dates indicated.  In addition, the Pro Forma Financial Information does not purport to project the future results of operations of the Company.

The information being furnished under this Item 7.01, including Exhibit 99.1, of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains “forward-looking statements” related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, the transactions contemplated hereto and the use of proceeds therefrom. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity improvements; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and over the top companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, including wholesale customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all;  the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II and RDOF obligations and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the common stock issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the SEC.  This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q.  These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements.  We do not intend, nor do we undertake any duty, to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release
99.2	Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Communications Parent, Inc.

Date: October 4, 2021	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal and Regulatory Officer